UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 23, 2003

WESTSPHERE ASSET CORPORTION INC.

(Exact name of registrant as specified in its charter)

Colorado	0-32051	98-0233968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number No.)

1528 9th Avenue S.E., Calgary, Alberta T2G 0T7

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 290-0264

(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

Press Release

Monday June 23 2003

Calgary, Alberta

Corporate review related to Westsphere Asset Corporation Inc, a wholly owned subsidiary Vencash Capital Corporation

Westsphere Asset Corporation Inc announces they are presently reviewing the benefits of a potential sale, merger or acquisition related to Westsphere 's core business operations Vencash Capital Corporation.

Douglas N. Mac Donald, President and CEO of Westsphere Asset Corporation Inc issued the following statement this date regarding the above.

The management of Westsphere has commenced a review, which includes the entering into of preliminary discussions and due diligence examinations with a number of non-affiliated, unrelated third parties. These discussions relate to a possible acquisition of one of the parties by Vencash, a possible sale of Vencash to one of the parties, and a possible merger with Vencash and one of the parties. All of the potential transactions are unrelated to each other.

Mr. Mac Donald further stated the reviews and due diligence is very preliminary and no agreements have been entered into other than normal course of business non-disclosure agreements. The review and due diligence examinations will be ongoing and this announcement is being distributed in order to provide disclosure to our shareholders and the public.

This Current Report on Form 8-K contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and Westsphere Asset Corporation Inc. does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

DISCLAIMER

Forward-Looking Statements: This report contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and Westsphere Asset Corporation Inc. does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 23, 2003

WESTSPHERE ASSET CORPORTION INC. By:/s/ DOUGLAS MAC DONALD_____ Name: Douglas Mac Donald Title: President